Investee Companies and other investments	12 Months Ended
Dec. 31, 2019
Disclosure of associates [abstract]
Investee Companies and other investments
Note 6 - Investee Companies and other investments

A.	Equity accounted investees

U. Dori Energy Infrastructures Ltd. (“Dori Energy”) –

On November 25, 2010, the Company through its wholly owned subsidiary, Ellomay Clean Energy Ltd. ("Ellomay Energy") entered into an Investment Agreement (the "Dori Investment Agreement") with Dori Group Ltd. ("Dori Group") (currently Amos Luzon Entrepreneurship and Energy Group Ltd. – “Luzon Group”), and Dori Energy, with respect to an investment in Dori Energy. The Company holds 50% of Dori Energy that holds 18.75% of the share capital of Dorad Energy Ltd. ("Dorad"), which owns an approximate 860 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the "Dorad Power Plant").

Concurrently with the execution of the Dori Investment Agreement, Ellomay Energy, Dori Energy and Dori Group have also entered into the Dori Shareholders Agreement ("Dori SHA"). The Dori SHA grants each of Dori Group and Ellomay Energy with equal rights to nominate directors in Dorad, provided that in the event Dori Energy is entitled to nominate only one director in Dorad, such director shall be nominated by Ellomay Energy for so long as Ellomay Energy holds at least 30% of Dori Energy.

On May 12, 2014, Dorad was issued production licenses for 20 years and a supply license for one year and, on May 19, 2014, Dorad began commercial operation of the power plant. In July 2015, Dorad was issued a long term supply license that will expire on May 11, 2034.

As of December 31, 2019, subordinated shareholder loans granted by the Company to Dori Energy (including amounts extended in connection with the exercise of the first and second options) amount to approximately NIS 41,177 thousand (approximately €10,618 thousand). The shareholder loans are linked to the Israeli CPI and bear an annual interest rate that is 3% higher than the interest Dorad is committed to pay to Dorad's financing consortium during the financial period in respect of the "senior debt" (5.1% as of December 31, 2019).

During January and November 2018, Dorad repaid interest and principal on account of shareholders loans in the aggregate amount of approximately NIS 80,000 thousand and NIS 110,000 thousand, respectively (approximately €19,265 thousand and €26,040 thousand, respectively). During 2018, Dori Energy paid the Company an aggregate amount of approximately NIS 19,250 thousand (approximately €4,576 thousand) as repayment of shareholders loans. In June 2019, Dorad made the final repayment of shareholders loans in the aggregate amount of NIS 19 million, of which Dori Energy received approximately NIS 3,733 thousand (approximately €896 thousand). In connection with the June 2019 repayment by Dorad, the Company received an amount of NIS 1,500 thousand (approximately €370 thousand). Subsequent to the report date, in February 2020, Dorad declared a dividend distribution of NIS 120,000 thousand (approximately €31,600 thousand). In connection with such dividend distribution, Dori Energy received NIS 22,500 thousand (approximately €5,800 thousand) and repaid an amount of NIS 10,250 thousand (approximately €2,643 thousand) loan to the Company.

As of December 31, 2019, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, the Israeli Electric Company and the Israel Natural Gas Lines Ltd. Total performance guarantees provided by Dorad amounted to approximately NIS 171,000 thousand (approximately €44,093 thousand). The Company's indirect share of guarantees provided on behalf of Dorad by Dorad’s shareholders is approximately NIS 16,031 thousand (approximately €4,134 thousand).

On January 15, 2018 the Israeli Electricity Authority published a decision regarding “Electricity Rates for Customers of IEC in 2018” which in accordance the average production component will increase by about 6% from January 15, 2018 and will remain in effect to the end of 2018. On December 24, 2018 the Israeli Electricity Authority published a decision regarding “Electricity Rates for Customers of IEC in 2019” which in accordance the average production component will increase by about 3.3% from January 1, 2019 and will remain in effect to the end of 2019. On December 23, 2019, the Israeli Electricity Authority published a decision regarding "Annual Electricity Rate Update 2020", which, among other things, averaged a 7.9% decrease in the production component as of January 1, 2020, and will remain in effect to the end of 2020.

In August 2019, the Israeli Electricity Authority published a proposed resolution that is subject to a public hearing concerning an amendment to the standards governing deviations from consumption plans. These standards regulate the accounting mechanism in the event the actual consumer consumption is different than the consumption plan submitted by the electricity manufacturers, and include a mechanism protecting the manufacturers from random deviations in actual consumption volumes. The Israeli Electricity Authority proposed revoking the protections included in the aforementioned standards, claiming that the manufacturers are misusing the protections and regularly submit plans and forecasts that deviate from the actual expected consumption, and also seeks to impose financial sanctions on the manufacturers, which may be in material amounts upon the occurrence of certain deviation events. On January 27, 2020, the Israeli Electricity Authority issued a resolution amending the standards and imposing financial sanctions in cases of certain extraordinary events that may add up to significant sums. The resolution will enter into effect as of September 1, 2020.

The investment in Dori Energy is accounted for under the equity method.

Dorad and its shareholders are involved in several legal proceedings as follows:

       Petition to Approve a Derivative Claim filed by Dori Energy

On July 16, 2015, Dori Energy and Dori Energy’s representative on Dorad’s board of directors, Mr. Hemi Raphael , filed a petition (the "Petition"), for approval of a derivative action on behalf of Dorad with the Economic Department of the Tel Aviv-Jaffa District Court. The Petition was filed originally against Zorlu Enerji Elektrik Uretim A.S, which holds 25% of Dorad (“Zorlu”), Zorlu’s current and past representatives on Dorad’s board of directors and Wood Group Gas Turbines Services Ltd. (“Wood Group”) and several of its affiliates, and thereafter amended to add Mr. Ori Edelsburg (a director in Dorad) and affiliated companies.

The petition requested, inter alia, that the court instruct the defendants to disclose and provide to Dorad documents and information relating to the contractual relationship between Zorlu and Wood Group, which included the transfer of funds from Wood Group to Zorlu in connection with the EPC agreement of the Dorad Power Plant.

On December 27, 2016, this proceeding, as well as the two proceedings mentioned below, were moved to an arbitration proceeding.

On February 23, 2017, a statement of claim was filed by Dori Energy and Mr. Hemi Raphael on behalf of Dorad against Zorlu, Mr. Edelsburg, Edelcom Ltd. (“Edelcom”) and Edeltech Holdings 2006 Ltd. in which they repeated their claims included in the Petition and in which they required the arbitrator to obligate the defendants, jointly and severally, to pay an amount of $183,367,953 plus interest and linkage to Dorad.

In April 2017, the defendants filed their statements of defense. Within the said statements of defense, Zorlu attached a third party notice against Dorad, Dori Energy and the Luzon Group, in the framework of which it repeated the claims on which its defense statement was based and claimed, among other claims, that if the plaintiffs’ claim against Zorlu was accepted and would negate Zorlu’s right receive compensation and profit from its agreement with Dorad and therefore Zorlu should be compensated in the amount of approximately NIS 906.4 million (approximately €218 million). Similarly, also within their statement of defense, Edelcom, Mr. Edelsburg and Edeltech (together, the “Edelsburg Group”) filed a third party notice against Dori Energy claiming for breaches by Dori Energy of the duty to act in good faith in contract negotiations and that any amount ruled will constitute unlawful enrichment.

On October 1, 2017, Eilat Ashkelon Infrastructure Services Ltd. (“EAIS”), which holds 37.5% of Dorad’s shares, filed a statement of claim in the arbitration proceedings. In its statement of claim, EAIS joins Dori Energy’s and Mr. Raphael’s request as set forth in the statement of claim filed by them in the arbitration proceeding and raises claims that are similar to the claims raised by Dori Energy and Mr. Raphael.

In January 2018 the arbitrator provided its ruling that the legal validity of the actions or inactions of board members of Dorad will be attributed to the entities that are shareholders of Dorad on whose behalf the relevant board member acted and the legal determinations, if any, will be directed only towards the shareholders of Dorad.

During January 2018, Mr. Edelsburg, Edelcom and Zorlu filed their statement of defense in connection with the claim filed by EAIS and also filed third party notices against EAIS, Dori Energy and the Luzon Group claiming that EAIS and the Luzon Group enriched themselves at Dorad’s account without providing disclosure to the other shareholders and requesting that, should the position of Dori Energy and EAIS be accepted in the main proceeding, the arbitrator, among other things, obligate EAIS to refund to Doard all of the rent paid to date and determine that Dorad is not required to pay any rent in the future or determine that the rent fees be reduced to their market value and refund Dorad the excess amounts paid by it to EAIS, determine that the board members that represent EAIS and Dori Energy breached their fiduciary duties towards Dorad and obligate EAIS and Dori Energy to pay the amount of $140 million (approximately €123 million), plus interest in the amount of $43 million (approximately €38 million), which is the amount Zorlu received for the sale of its rights under the Dorad EPC agreement, and rule that in connection with the engineering and construction works performed by the Luzon Group, the Luzon Group and Dori Energy are required to refund to Dorad or compensate the defendants in an amount of $24 million (approximately €21 million), plus interest and linkage and, alternatively, determine that Mr. Edelsburg, Edelcom and Zorlu are entitled to indemnification from the third parties for the entire amount they will be required to pay.

Commencing March 2018, Zorlu and Edelcom initiated requests and actions in order to remove the arbitrator from her position. On February 12, 2019, the Israeli Supreme Court ruled by a majority ruling that an appeal submitted by Zorlu and Edelcom in connection with the removal of the arbitrator from her position should be accepted and determined that the respondents in the proceedings will pay expenses to Zorlu in the amount of NIS 10,000 (approximately €2,430).

In May 2019, a new arbitrator was appointed and dates were set for the discovery process. The evidentiary hearings were scheduled during March-June 2020 and commencing August 2020. Due to the COVID-19 crisis, the evidentiary hearings scheduled for March 2020 and the beginning of April 2020 were cancelled.

With respect to the said third party notices, the Company estimates (after consulting with legal counsel) that if the main (Derivative) claim is dismissed then the third party notices will be redundant, whereas if the main claim is accepted, it is more likely than not that the third party notices shall be rejected, as they are based on arguments similar to those raised by the defendants in their statements against of defense filed against the main claim. The Company estimates (after consulting with legal counsel), that at this stage it is not yet possible to assess the outcome of the proceeding.

Petition to Approve a Derivative Claim filed by Edelcom

On July 25, 2016, Edelcom, which holds 18.75% of Dorad, filed a petition for approval of a derivative action on behalf of Dorad (the “Edelcom Petition”) against Ellomay Energy, Luzon Group, Dori Energy and Dorad following a letter delivered to Dorad on February 25, 2016. The Edelcom Petition refers to an entrepreneurship agreement that was signed on November 25, 2010 between Dorad and the Luzon Group, pursuant to which the Luzon Group received payment in the amount of approximately NIS 49.4 million (approximately €11.9 million) in consideration for management and entrepreneurship services.

Pursuant to this agreement, the Dori Group undertook to continue holding, directly or indirectly, at least 10% of Dorad’s share capital for a period of 12 months from the date the Dorad Power Plant is handed over to Dorad by the construction contractor. The Edelcom Petition claims that as a consequence of the management rights and the options to acquire additional shares of Dori Energy granted to the Company pursuant to the Dori Investment Agreement, the holdings of the Dori Group in Dorad have fallen below 10% upon execution of the Dori Investment Agreement. The Edelcom Petition therefore claims that Dori Group breached its commitment according to entrepreneurship agreement and requests that a derivative action be approved to recover an amount of NIS 49.4 million, plus linkage and interest from the defendants. As noted above, on December 27, 2016, this proceeding, along with the proceeding mentioned above and below, was moved to arbitration. For more information see above.

The Company estimates (after consulting with legal counsel), that at this stage it is not yet possible to assess the outcome of the proceeding.

Statement of Claim filed by Edelcom

In July 2016, Edelcom filed a statement of claim (the “Edelcom Claim”), with the Tel Aviv District Court against Dori Energy, Ellomay Energy, the Luzon Group, Dorad and the other shareholders of Dorad. In the Edelcom Claim, Edelcom contends that a certain section of the shareholders agreement among Dorad’s shareholders (“the Dorad SHA”), contains several mistakes and does not correctly reflect the agreement of the parties. Edelcom claims that these purported mistakes were used in bad faith by the Luzon Group, Ellomay Energy and Dori Energy during 2010 in connection with the issuance of Dori Energy’s shares to Ellomay Energy and that, in effect, such issuance was allegedly in breach of the restriction placed on Dorad’s shares and the right of first refusal granted to Dorad’s shareholders in the Dorad SHA. The Edelcom Claim requests the court to: (i) issue an order compelling the Luzon Group, Ellomay and Dori Energy to act in accordance with the right of first refusal mechanism included in the Dorad SHA and to offer to the other shareholders of Dorad, including Edelcom, a right of first refusal in connection with 50% of Dori Energy’s shares (which are currently held by Ellomay Energy, a wholly-owned subsidiary of the Company), under the same terms agreed upon by the Luzon Group, Ellomay Energy and Dori Energy in 2010, (ii) issue an order instructing Dorad to delay all payment due to Dori Energy as a shareholder of Dorad, including dividends or repayment of shareholders’ loans, for a period as set forth in the Edelcom Claim, (iii) issue an order instructing Dorad to remove Dori Energy’s representative from Dorad’s board of directors (currently Mr. Hemi Raphael, who also serves on the Company’s Board) and to prohibit his presence and voting at the Dorad board of directors’ meetings, for a period as set forth in the Edelcom Claim, and (iv) grant any other orders as the court may deem appropriate under the circumstances. As noted above, on December 27, 2016, this proceeding, along with the two proceeding mentioned above, was moved to arbitration.

Statement of Claim filed by Edelcom

On July 31, 2019, Edelcom (together with Edeltech and Mr. Edelsburg) submitted a notice of withdrawal of the statement of claim. On August 11, 2019, Dori Energy submitted its response to the notice requesting that the claim be rejected and expenses and legal fees will be determined for the benefit of Dori Energy. On October 22, 2019, the arbitrator deleted the claim subject to Edelcom, Mr. Edelsburg and Edeltech being barred from resubmitting the claim to any other judicial or quasi-judicial entity.

              Opening Motion filed by Zorlu

On April 8, 2019, Zorlu filed an opening motion with the District Court in Tel Aviv against Dorad and the directors serving on Dorad’s board on behalf of Dori Energy and EAIS. In the opening motion, Zorlu asked the court to instruct Dorad to convene a shareholders meeting and to include a discussion and a vote on the planning and construction of an additional power plant adjacent to the existing power plant (the “Dorad 2 Project”), on the agenda of this meeting. Zorlu claimed that while the articles of association of Dorad provides that the planning and construction of an additional power plant requires a unanimous consent of the Dorad shareholders, and while Zorlu and Edelcom are opposed to this project, including due to the current disagreements among Dorad’s shareholders, Dorad continued taking actions to advance the project, which include spending substantial amounts our of Dorad’s funds. Zorlu further claims that the representatives of Dori Energy and EAIS on the Dorad board have acted to prevent the convening of a shareholders meeting as requested by Zorlu. On April 16, 2019, Edelcom submitted a request to join the opening motion as an additional respondent as Edelcom claims that it is another shareholder in Dorad that opposes the advancement of the project at this stage. In addition, Edelcom joined Dori Energy and EAIS as additional respondents to its request, claiming that these entities are required to be part of the proceeding in order to reach a complete and efficient resolution. All parties agreed to the joining of Edelcom, Dori Energy and EAIS to the proceeding. On June 15, 2019, Edelcom filed its response to the petition, requesting that the court accept the petition. On August 13, 2019, Dorad, EAIC and the Dorad board members submitted their responses and requested that the petition be dismissed. On December 8, 2019 an evidentiary hearing was held. Subsequent to the report date ,on January 12, 2020, the court ruled that Zorlu and Edelcom will submit written summaries within 45 days and that the respondents will submit written summaries 45 days thereafter. To the Company’s knowledge, the Dorad 2 Project is currently under initial  internal examination by Dorad and there can be no assurance as to if, when and under what terms it will be advanced or promoted by Dorad.

Composition of the investments

	December 31
	2019	2018
	€ in thousands

Investment in shares	23,580	19,641
Long-term loans	10,595	8,774
Deferred interest	(614)	(669)
	33,561	27,746
Current Maturities of the long-term loans	-	415
	33,561	28,161

Changes in investments

	2019	2018
Changes in equity and loans:	€ in thousands

Balance as at January 1	28,161	30,820
Repayment of long term loans	(370)	(4,576)
Interest and reevaluation in connection with long term loans	782	1,079
Deferred interest	54	52
Elimination of interest on loan from related party	(868)	(1,130)
The Company’s share of income	3,086	2,545
Foreign currency translation adjustments	2,716	(629)
Balance as at December 31	33,561	28,161

Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

	Rate of ownership	Current Assets	Non- current assets	Total assets	Current liabilities	Non- current liabilities	Total liabilities	Equity attributable to the owners of the Company	Company’s share	Surplus Costs and goodwill	Other Adjustments	Carrying Amount of investment
	%	€in thousands
2019
Dori Energy	50	44	62,484	62,506	(215)	(20,852)	(21,067)	41,483	20,742	3,269	(431)	23,580

2018
Dori Energy	50	1,154	49,629	50,783	(204)	(18,005)	(18,209)	32,574	16,287	3,376	(22)	19,641

(b)	Summary information on operating results

	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other Adjustments	Company’s share of income of investee
	%	€ in thousands
2019
Dori Energy	50	5,281	2,640	868	(422)	3,086

2018
Dori Energy	50	3,668	1,834	1,130	(419)	2,545

B.	Pumped Storage Projects
Loan to PSP Gilboa and Related Receivables

On July 17, 2013, the Company entered into a loan agreement with A.R.Z. Electricity Ltd. ("A.R.Z. Electricity") that owns, among its other holdings, 24% of the pumped storage project in the Gilboa, Israel ("PSP Gilboa") pursuant to which an amount of approximately NIS 770 thousand (€164 thousand) was loaned to A.R.Z. Electricity. In November 2013 in connection with the sale of A.R.Z. Electricity's holdings in PSP to third parties, the Company and A.R.Z. Electricity reached an agreement according to which the Company is entitled to the repayment of the amount loaned including accrued interest and linkage, amounting to approximately NIS 1,000 thousand (€200 thousand) and may be entitled to additional compensation in the aggregate amount of NIS 6,700 thousand (approximately €1,400 thousand), which will be linked to the Israeli CPI and will be paid in 2 installments of approximately NIS 1,200 thousand (approximately €250 thousand) upon financial closing of PSP Gilboa and NIS 5,500 thousand (approximately €1,160 thousand) upon receipt of permanent licenses for generation of power and the approval of the technical advisor appointed by the financial institutions who have financed PSP Gilboa to the transfer from set up phase to operational phase. The Company received the first installment of approximately NIS 1,200 thousand (approximately €260 thousand) in July 2014 and believes it will also be entitled to receive the second installment. As at December 31, 2019, the Company estimated the fair value of the second installment to be paid at approximately NIS 5,500 thousand (approximately €1,418 thousand) using a discounted cash flow model. The revaluation of such financial asset has been recognized as Other Income in consolidated statements of profit and loss.

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”)-

On November 3, 2014, Ellomay Manara (2014) Ltd., the Company’s indirectly wholly-owned subsidiary ("Ellomay Manara”), consummated the acquisition of 75% of the rights in Agira Sheuva Electra, L.P. (the “Partnership“), as well as 75% of the holdings in Chashgal Elyon Ltd., which is the general partner in the Partnership (the “GP”), from Electra Ltd. (“Electra”), Ortam Sahar Engineering Ltd. (“Ortam”) and the Galilee Development Cooperative Ltd., an Israeli cooperative (“Galilee”). The remaining 25% of the holdings in the Partnership and in the GP are held by Sheva Mizrakot Ltd., an Israeli private company (“Sheva Mizrakot”). The Company and Ellomay Manara did not pay any consideration upon the acquisition, and undertook to pay certain consideration upon the fulfillment of certain conditions and milestones. On the same date, Ellomay Manara acquired Ortam’s holdings (50%) in the engineering, procurement and construction contractor of the aforementioned project (the “EPC”) and immediately transferred such holdings to a subsidiary of Electra, which, following such transfer, now holds 100% of the EPC. According to the various agreements executed in connection with the Manara PSP, the Company and Ellomay Manara are jointly and severally liable to all the monetary obligations under these agreements.

As of December 31, 2019, the Company paid an amount of approximately NIS 3,400 thousand (approximately €883 thousand) on account of the consideration upon the acquisition and may be required, if certain conditions and milestones are met (which conditions and milestones have not currently been met), to pay certain parties additional amounts, which in the aggregate are not expected to exceed an amount of approximately NIS 39,000 thousands (approximately €10,000 thousand).

In August 2016, Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), the Company’s 75% owned subsidiary, received a conditional license for the Manara PSP (the “Prior Conditional License”) from the Israeli Minister of Energy (the “Minister”). The Prior Conditional License initially regulated the construction of a pumped storage plant in the Manara Cliff with a capacity of 340 MW. The Prior Conditional License includes several conditions precedent to the entitlement of the holder of the Prior Conditional License to receive an electricity production license. The Prior Conditional License is valid for a period of seventy two (72) months commencing from the date of its approval by the Minister, subject to compliance by Ellomay PS with the milestones set forth therein and subject to the other provisions set forth therein (including a financial closing, the provision of guarantees and the construction of the pumped storage hydro power plant).

In September 2016, Ellomay PS filed a petition (the “First Petition”), with the Israeli High Court of Justice against the Minister, the Israeli Electricity Authority and Kochav Pumped Storage Ltd. (“Kochav PS”), the owner of the Kochav Hayarden pumped storage project (“Kochav Hayarden Pumped Storage Project”). The First Petition was filed in connection with the decision of the Israeli Electricity Authority, which was approved by the Minister, to extend the financial closing milestone deadline of the Kochav Hayarden Project, which received a conditional license for a pumped storage plant with a capacity of approximately 340 MW in 2014.

Among its claims, Ellomay PS claimed that as the quota for pumped storage projects in Israel is 800 MW, and there is one 300 MW project that has been allocated a portion of such quota, the extension approved by the Israeli Electricity Authority could irreparably harm Ellomay PS’s chances of securing a portion of the quota. In January 2017, the Israeli High Court of Justice dismissed the Petition.

On March 3, 2017, Ellomay PS filed another petition, or the Second Petition, with the Israeli High Court of Justice against the Minister, the Electricity Authority and Kochav PS. Ellomay PS has also filed concurrently with the Second Petition, a motion for an interim relief, which would prevent the Minister and the Israeli Electricity Authority from granting Kochav PS any approval in connection with its compliance with any milestones stipulated in its conditional license. The Second Petition was filed in connection with the decision of the Israeli Electricity Authority, dated February 20, 2017, to extend the following milestones deadlines stipulated in Kochav PS’s conditional license: (i) financial closing milestone deadline; and (ii) construction period for Kochav PS’s project. The Minister and the Israeli Electricity Authority claimed, amongst other claims, that the motion should be dismissed, as should the Second Petition. In May 2017, the Israeli High Court of Justice dismissed the Second Petition.

In June 2017, the court accepted a motion filed by Kochav PS requesting that the court maintain the NIS 2 million guarantee that was provided by Ellomay PS, due to costs and alleged damages incurred by Kochav PS, and costs incurred by the governmental authorities, and ruled that the guarantee will be maintained by the Court for a period of three months pending a filing of a claim for damages by Kochav Hayarden. According to the ruling, in case a claim will not be filed by Kochav PS within the said three months, the guarantee will be returned to Ellomay PS.

On December 27, 2017, Kochav PS filed a statement of claim against Ellomay PS with the Tel Aviv – Jaffa Magistrate Court claiming damages allegedly caused due to delays in connection with the Second Petition. Kochav PS claims damages in an aggregate amount of approximately NIS 4.2 million (approximately €1.02 million). Kochav Hayarden claims damages in an aggregate amount of approximately NIS 4,238 thousand (approximately €1,020 thousand). On March 18, 2018 the Court ordered Kochav PS to submit a Letter of Commitment. In April 2018 Ellomay PS submitted a statement of defense and in August 2018 Kochav PS submitted a plea. In addition, the parties reached an arrangement whereby the NIS 2 million guarantee will be returned to Ellomay PS and the shareholders of Ellomay PS provided a commitment to pay Kochav PS any amount ordered by the court to be paid by Ellomay PS up to an amount of NIS 1,900 thousand (approximately €443 thousand). On March 14, 2019, a pre-trial hearing was held. It was agreed that the parties would hold talks and update the court if they reach any agreement regarding compromising. On March 24, 2019 the parties notified the court that they did not reach a compromise. The claim is now in disclosure proceedings.

Since the claim is in its early stages, at this point it is not possible to assess its chances.

On December 4, 2017, the Israeli Electricity Authority announced the reduction of the capacity stipulated in the Prior Conditional License issued to Ellomay PS from 340 MW to 156 MW. The reduced capacity is based on the remaining capacity in the quota determined by the Israeli Electricity Authority after deducting the capacity already allocated to two projects that are in more advanced stages than the Manara PSP.

In November 2019 Ellomay PS received a land assessment, or the Assessment, from the Israel Land Authority, or the ILA, in connection with the Manara PSP. The Assessment requires Ellomay PS to pay approximately NIS 160 million (approximately €41.3 million) to the ILA in consideration for the ILA’s consent to the sublease of the land on which the Manara PSP is currently planned to be constructed. The ILA’s consent is required in order to obtain building permits and financing for the construction of the Manara PSP. Ellomay PS has contested the Assessment and is waiting for the ILA’s response. Ellomay PS also has the right to appeal the Assessment if its contest of the Assessment will be rejected. Ellomay PS and its advisors believe that the consent fee required is significantly higher than the reasonable amount, among other reasons due to the consent fee reflecting a demand for payment of more than NIS 1 million per one installed MW. Ellomay PS is reviewing the Assessment and contemplating its future steps in connection with the Assessment and the Manara PSP. Ellomay PS will attempt to reduce the Assessment to a reasonable amount that will maintain the economic feasibility of the Manara PSP.

On February 26, 2020, Ellomay PS retracted the Prior Conditional License issued to it, which was due to expire on February 28, 2020 because Ellomay PS did not reach financial closing by such date as was required under the milestones included in the Prior Conditional License. On the same date, Ellomay PS filed an application for a new similar conditional license for a pumped storage facility with a capacity of 156 MW, based on the remaining portion of the quota for pumped storage projects in Israel as determined by the Israeli Government and implemented by the Israeli Electricity Authority, which is currently 800 MW.

In December 2018, the Company executed a settlement agreement, with A.R.Z. Electricity, which indirectly holds 8.33% in Ellomay PS. The Settlement Agreement resolves a claim made by A.R.Z. Electricity and Mr. Raanan Aloni against the Company and its affiliates, in connection with the Manara PSP, and other disputes between such parties concerning the Manara PSP. The Settlement Agreement provides, inter alia, for the grant to A.R.Z. Electricity of a right to acquire, on financial closing of the Manara PSP (to the extent such financial closing occurs), an additional 6.67% of the Manara PSP, subject to the full and timely payment by A.R.Z. Electricity and Raanan Aloni of all their obligations and debts to the Company and to Ellomay PS, plus interest at a rate of 5% per annum.

In 2019 an amount of approximately €3,500 thousand, mainly attributable to consultancy expenses for the planned construction of Manara PSP power plant, was recorded under project development costs. The Company expects to continue promoting the Manara PSP but may, for various reasons including in the event the Assessment is not timely overturned or significantly reduced, in the event a new conditional license is not issued, or in the event of changes in the applicable regulation and adverse economic conditions, resolve not to continue the advancement of the Manara PSP without further liability to the other parties under the aforementioned agreements.

Composition of Advances on account of investments

	December 31
	2019	2018
	€ in thousands
On account of the Manara PSP	883	798
	883	798

Composition of short-term and long-term financial assets

	December 31
	2019	2018
	€ in thousands
Income receivable in connection with the A.R.Z. Electricity PSP	1,418	1,282
	1,418	1,282

C.          Subsidiaries -

1.	Biogas Projects in the Netherlands

In July 2016, the Company, through its wholly-owned subsidiary Ellomay Luxembourg Holdings S.àr.l. (“Ellomay Luxembourg”), entered into a strategic agreement (“the Ludan Agreement”), with Ludan Energy Overseas B.V. (an indirectly wholly-owned subsidiary of Ludan Engineering Co. Ltd. (TASE: LUDN)) (“Ludan”) in connection with Waste-to-Energy (specifically Gasification and Bio-Gas (anaerobic digestion)) projects in the Netherlands. Pursuant to the Ludan Agreement, subject to the fulfillment of certain conditions, the Company, through Ellomay Luxembourg, was to acquire at least 51% of each project company and Ludan will own the remaining 49%.

Groen Goor Anaerobic Digestion Project-
Pursuant to the Ludan Agreement, the Company, through Ellomay Luxembourg, acquired 51% of Groen Gas Goor B.V. (“Groen Goor”), a project company developing an anaerobic digestion plant, with a green gas production capacity of approximately 375 Nm3/h, in Goor, the Netherlands (“the Goor Project”)during 2016.

During September 2016, the Company, through Ellomay Luxembourg, entered into two separate memorandums of understanding (“MOUs”), with Ludan, setting forth Ludan’s and the Company agreed material principles and understandings with respect to the Goor Project's EPC and O&M agreements. Pursuant to such MOUs, in November 2016 Groen Goor entered into an EPC agreement with Ludan.

The Groen Goor facility commenced operations on November 2017.

Groen Gas Oude-Tonge Anaerobic Digestion Project-
The Company, through Ellomay Luxembourg, acquired 51% of   Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) a project company developing an anaerobic digestion plant, with a green gas production capacity of approximately 475 Nm3/h, in Oude-Tonge, the Netherlands (“the Oude-Tonge Project”) during 2017.

During April 2017, Oude-Tonge, entered into an EPC agreement with Ludan.

The Oude-Tonge facility commenced operations in June 2018.

In March 2019, the Company executed an agreement with Ludan and several entities affiliated with Ludan, for the acquisition of 49% of Groen Goor and Groen Gas Oude-Tonge in consideration for approximately €3 million. The acquisition was consummated during 2019, and the Company currently indirectly wholly-owns the two Biogas installations in the Netherlands.

During 2019, the Company assessed the fair value of two cash generating projects in the Netherlands in the Biogas segment in light of operating losses suffered by these projects during this period. The examination was conducted based on projected cash flows that were discounted at a rate of 6.6%. The examination concluded that the fair value of the projects is slightly higher than the carrying value of the projects and therefore there is no need for a provision for impairment. The assumptions on which the examination was based could be affected by our inability to meet our budget, our inability to maintain and procure the feedstock necessary for optimal performance of the units, by technical malfunctions and by other circumstances that influence the operation of the projects.

2.	The Talasol Project

In April 2017, the Company, through one of its subsidiaries, entered into a share purchase agreement (the “SPA”), pursuant to which it purchased the entire share capital of a Spanish company, Talasol Solar S.L.U (“Talasol”), which is promoting the construction of a photovoltaic plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain (the “Project”).

The SPA provides that the purchase price for Talasol's shares is €10 million, to be paid following the occurrence of customary conditions subsequent. An amount of €8 million out of such purchase price was deposited in escrow during May 2017.

In October 2018, Ellomay Luxembourg paid €1 million as a down-payment based on an understanding reached with the sellers of the Talasol shares and in January 2019, following the fulfilment or waiver of the conditions subsequent, an additional amount of €7 million was paid to the sellers, thus releasing the €8 million escrow deposited in May 2017 back to Ellomay Luxembourg. The remaining amount of €2 million was deposited in January 2019 in a trust account held in escrow and will be released to the sellers of the Talasol shares upon the earliest to occur of three years following the execution of the SPA or the issuance of the commissioning certificate of the Talasol Project.

In June 2018, the Company’s Spanish subsidiary, Talasol, entered into an engineering, procurement & construction agreement (the "EPC Agreement") with METKA EGN Limited ("METKA EGN"). The EPC Agreement provides a fixed and lump-sum amount of €192.5 million for the complete execution and performance of the works defined in the EPC Agreement. The works include the engineering, procurement and construction of the Talasol Project and the ancillary facilities for injecting power into the grid, including a 400 kV step-up substation, the high voltage interconnection line to the point of connection to the grid and performance of two years of O&M services. METKA EGN is expected to complete the works under the EPC Agreement within a period of 16 months from the commencement date. The EPC Agreement includes standard provisions, including with respect to liquidated damages in connection with delays and performance, performance guarantees, suspension and termination.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol Project for a period of 10 years (the "PPA").The power produced by the Talasol Project is expected to be sold by Talasol in the open market for the then current market power price and the PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the PPA. The hedge transaction becomes effective on Talasol requesting that the counter party will fix the fixed price pursuant to the price adjustment mechanism. The PPA became effective in March 2019.

In July 2018, Talasol executed a pre-hedge transaction with Goldman Sachs International in connection with the prospective project financing for the construction of a photovoltaic plant. The pre-hedge transaction is a fixed for floating interest rate swap intended to lock-in current market floating rates. The hedge transaction is contingent up on the financial closing of the Talasol Project.

In December 2018, Talasol entered into a set of agreements governing the procurement of financing in the aggregate amount of approximately €177 million (the "Project Finance"). The Project Finance consists of several facilities from Deutsche Bank AG and from the European Investment Bank ("EIB") under the Investment Plan for Europe known as the Juncker Plan. On April 30, 2019, the Talasol Project reached financial closing (see Note 11).

On April 17, 2019, the Company, through its wholly owned subsidiary Ellomay Luxembourg, executed a Credit Facilities Assignment and Sale and Purchase of Shares Agreement (“the Talasol SPA”), with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (together, “the Talasol Partners”), pursuant to which it agreed to sell to each of the Talasol Partners 24.5% of its holdings in Talasol. The Talasol SPA further provides that the Company will assign to the Talasol Partners, in equal parts, 49% of its rights and obligations under the agreements executed in connection with the project finance obtained for the Talasol Project. The transactions contemplated under the Talasol SPA were consummated in April 2019. The aggregate purchase price paid by the Talasol Partners, in the amount of approximately €16.1 million, represented 49% of the amounts withdrawn and interests accrued from and by Talasol Project’s financing as of the closing date of the Talasol SPA (approximately €4.9 million), plus a payment for 49% of Talasol’s shares (approximately €4.9 million) plus a premium of approximately €6.1 million.

Of such aggregate purchase price, the payment of €1.4 million was deferred until the achievement of a preliminary acceptance certificate under the EPC agreement of the Talasol Project. As the Company directs the operations of Talasol and the rights granted to the Talasol Partners are minority protective rights, these changes in the Company’s ownership interest in Talasol did not result in loss of control and were accounted for as equity transactions. The Company therefore recognized in Equity an amount of approximately €6.1 million, less associated expenses in the amount of approximately €0.7 million.

On the closing date of the Talasol SPA, the Company, through its wholly owned subsidiary Ellomay Luxembourg, and the Talasol Partners entered into a Partners’ Agreement (“the Talasol PA”) setting forth the relationship between the prospective shareholders of Talasol, the governance and management of Talasol, the funding and financing of Talasol and the mechanism for future transfers of Talasol’s shares.

The Talasol PA further provides that Ellomay Luxembourg will be entitled to receive a management fee from Talasol in consideration for the administrative, support and management services to be provided to Talasol by Ellomay Luxembourg.

3.	Sale of Italian indirect wholly-owned subsidiaries

On December 20, 2019, the Company sold ten Italian indirect wholly-owned subsidiaries, which own twelve photovoltaic plants with an aggregate nominal capacity of approximately 22.6 MW, and sold the sale of the receivables arising from shareholder loans provided to such companies. The agreed purchase price was €38.7 million (after approximately €2.3 million adjustments in connection with funds received by the Company from the Italian Subsidiaries during 2019). As a result of such sale, the Company recorded a capital gain of approximately €18.8 million.

Identifiable sold assets and liabilities:
December 31 2019
€ in thousands
Cash and cash equivalents	4,106

Trade and other receivables	4,569
Deferred tax and advance tax payment and tax provision	2,864
Fixed assets	41,431
Restricted cash	156
Right of use asset	1,356
Trade and other payables	(2,458)
Loans and borrowings	(30,725)
Lease liability	(1,377)
Total net identifiable assets	19,922

Capital gain	18,770
38,692
Cash and cash equivalents	(4,106)

Proceeds from sale of investments	34,586

The Sale and Purchase Agreement governing the sale of the subsidiaries and the receivables includes customary representations and warranties and indemnification mechanisms, including specific indemnification for existing risks for a limited time as follows:

(i)	Indemnification in the amount of up to €250 thousand in connection with potential tax liabilities (until December 31, 2023).
(ii)	Indemnification in the amount of up to €500 thousand in connection with potential incentive reduction under limited circumstances in one of the Italian subsidiaries sold (until December 31, 2023).
(iii)
During 2019 the Company recorded approximately €2.1 million expenses in connection with the announcement received from GSE, Italy’s energy regulation agency, by one of the Company’s Italian subsidiaries, claiming alleged non-compliance of the installed modules with the required certifications under the applicable regulation and raising the need to examine incentive eligibility implications (the “GSE Claim”). On December 20, 2019, the Company sold its holdings in this subsidiary. The Sale and Purchase Agreement governing the sale of the subsidiary provided for an indemnification of up to €2.1 million in connection with the GSE Claim and the Company recorded this potential payment as other expenses.

D.	Subsidiaries – Israeli Service Concession project

In June 2017, the Company executed an agreement (the “Talmei Yosef Agreement”) to acquire 100% of the equity of an Israeli company ("Talmei Yosef") that owns (through its subsidiaries) a photovoltaic site with fixed technology and a nominal capacity of approximately 9 MWp in Talmei Yosef, Israel (the “Talmei Yosef Project”) from Solegreen Ltd. (TASE: SLGN). The Talmei Yosef Agreement provides that the Company will acquire 100% of the equity of the Israeli company, subject to certain conditions precedent, in consideration for an aggregate amount of NIS 39,000 thousand (approximately €9,476 thousand), subject to certain adjustments, after which the aggregate consideration amounted to approximatelyNIS 48,625 thousand (approximately €11,815 thousand). The Talmei Yosef Project is primarily financed by an Israeli consortium led by Israel Discount Bank. Such conditions precedent were met on October 18, 2017.

The Company performed an analysis of the fair value of identifiable assets acquired and liabilities assumed by applying a discounted cash-flow method.

Identifiable assets acquired and liabilities assumed (based on amounts as described hereunder):

Acquisition date
€ in thousands

Asset from concessions project	28,927
Intangible asset	5,505
Restricted cash	1,795
Long-term loan	(21,370)
Working Capital, net (excluding cash and cash equivalents)	(119)
Deferred tax	(4,887)
Total net identifiable assets	9,851

The aggregate cash flows derived for the Company as a result of the acquisition:

€ in thousands
Cash and cash equivalents paid	11,815
Less - cash and cash equivalents of the subsidiary	(1,964)
9,851

The fair value of the income receivable in connection with concession project was calculated according to the cash flows expected to be received from the Israeli Electricity Authority for a period of 16 years, discounted at a weighted interest rate of 5.9% reflecting the credit risk of the debtor.

Talmei Yosef entered into a service concession agreement with the Israeli Electricity Authority (“IEC”) for the construction of a PV plant in Talmei Yosef. The construction of the PV plant was completed and the PV plant was connected to the grid in November 2013. Under the terms of the agreement with the IEC, Talmei Yosef will operate the PV plant for a period of 20 years as from November 15, 2013. The IEC provides the Company a guaranteed tariff for the electricity produced of NIS 0.9631 per KWp linked to the CPI as of October 2011. The service concession agreement does not contain a renewal option.

`              Composition of Asset from concession project

Asset from concession project
€ in thousands
Balance as at December 31, 2018	27,002

Total income recognized in profit or loss	1,757
Proceeds from asset from concession project	(2,994)
Foreign Currency translation adjustments	2,820

Balance as at December 31, 2019	28,585
Less current maturities	1,463
Long-term Asset from concession project	27,122